Supplement dated as of January 1, 2008
to the Statement of Additional Information
dated November 28, 2007

Effective December 31, 2007, the subadviser for Green Century Equity Fund (“Equity Fund”), Mellon Equity Associates LLP (“Mellon Equity”), and its affiliate, Mellon Capital Management Corporation (“Mellon Capital”), were merged into one investment advisory firm, Mellon Capital.  Accordingly, references to Mellon Equity are hereby replaced with Mellon Capital.  The terms of the Investment Subadvisory Agreement between Green Century Capital Management, Mellon Equity and the Green Century Funds on behalf of the Equity Fund have not changed as a result of the merger.

Mellon Capital, with principal offices located at 50 Fremont Street, San Francisco, CA  94105 and offices at 500 Grant Street, Suite 4200, Pittsburgh, PA 15258, is an independently run, wholly owned indirect subsidiary of The Bank of New York Mellon Corporation.  Mellon Capital is directly owned by MBC Investments Corporation, a holding company, which is incorporated in Greenville, DE.  MBC Investments Corporation is directly owned by BNY Mellon.  The firm’s proprietary investment process, developed in 1982 by current principal officers of the firm, has been used to manage domestic equity accounts for U.S. tax-exempt clients since January 1983.  The firm became a separate legal entity from the equity management group of the Mellon Bank Trust Department in January 1987, managing domestic equity accounts for U.S. tax-exempt clients.  The firm was registered as an investment advisor in 1986 and became a separate legal entity in 1987 and merged with its affiliate, Mellon Capital, on December 31, 2007.  As of January 1, 2008, Mellon Capital managed approximately $211.5 billion in assets, (including $29.5 billion in overlay assets), including approximately $991 million in socially responsible portfolios for 29 accounts.